EXHIBIT 10(h)

                       FIRST AMENDMENT TO THE EMPLOYMENT
                     AND NON-COMPETITION AGREEMENT BETWEEN
                CDW COMPUTER CENTERS, INC. AND GREGORY C. ZEMAN


     This First Amendment to the Employment and Non-Competition Agreement (the "Employment Agreement") between CDW Computer Centers, Inc. (the "Company") and Gregory C. Zeman ("Mr. Zeman") is made effective as of January 28, 2001.

                                   WITNESSETH

     WHEREAS, Mr. Zeman is resigning his position as President of the Company and assuming a new position as Vice Chairman of the Company; and

     WHEREAS, the Company and Mr. Zeman desire to amend the Employment Agreement to reflect the new position in which Mr. Zeman is employed.

     NOW THEREFORE, the undersigned parties mutually agree that the Employment Agreement shall be amended as follows:

     The first paragraph of Section 1 is deleted in its entirety and replaced by the following:

     1. AGREEMENT TO EMPLOY.
        -------------------
     THE COMPANY does hereby employ THE INDIVIDUAL in the capacity as Vice Chairman and to perform such other executive functions as the Board of Directors may from time to time designate on the terms and conditions hereinafter set forth.


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph above.


                                      CDW Computer Centers, Inc.



                                      By:     /s/ Michael P. Krasny
                                              ---------------------
                                      Name:   Michael P. Krasny
                                      Title:  Chairman of the Board

                                              /s/ Gregory C. Zeman
                                              ---------------------
                                              Gregory C. Zeman